中國銀行(香港)
BANK OF CHINA (HONG KONG)

Ref: L/CCA/308/22/102036-00/F/8828677

Date : **17 December 2022**

GLOBAL DEVELOPMENT ENGINEERING COMPANY LIMITED (the "Borrower")

Important Notice:	This Facility Letter sets out the terms and conditions upon which our bank would provide banking facilities to the Borrower under the SME Financing Guarantee Scheme (the "Scheme") guaranteed by The HKMC Insurance Limited ("HKMCI"). The Borrower and the Guarantor(s) are advised (i) to note and understand the declaration and notes contained in the Application, the Acceptance of Conditions and the related legal documentation before execution, (ii) to read and understand the terms and conditions under this Facility Letter before accepting this Facility Letter, and (iii) to seek independent legal advice before signing this Facility Letter and/or any security document to which any of them is a party.

Dear Sirs,

Re: General Banking Facilities granted under the Scheme.

Further to our recent discussions, the Bank is pleased to grant the following general banking facility(ies) (the "**Facility(ies)**") to the Borrower under the Scheme, subject to the Bank's General Terms and Conditions for General Banking Facilities and Loan Facility(ies) (as amended from time to time, the "**General Terms**") and the terms and conditions as stated below. Words and expressions defined in the General Terms shall have the same meanings when used in this Facility Letter. Any appendix hereto forms an integral part of this Facility Letter.

1.1 Non-revolving Facility	**Amount**	**Interest Rate / Terms and Conditions**
Term Loan	Up to **HKD5,000,000.00**	▪ Please refer to Appendix II for other terms and conditions.

1.2 Purpose:

To finance the Borrower's acquisition of assets or general working capital so as to facilitate its business operations.

1.3 Commitment:

Notwithstanding any provisions of this Facility Letter, the General Terms (if applicable) or any other documents between the Borrower and the Bank to the contrary, the Bank may at any time without prior notice modify, cancel or suspend the Facility/Facilities at its sole discretion including, without limitation, canceling any unutilized facilities, and declaring any outstanding amount to be immediately due and payable.

1.4 Availability:

Subject to all the security or documents listed out in the section of "Conditions Precedent / Collateral Security(ies)" have been satisfied, the Facilities are available for drawing by the Borrower within 60 days from the date of the Notification of Result of Application for Financing Guarantee issued by HKMCI (the "Notification").

1.5 Expiry of the Facilities:

Each of the Revolving Facilities and the Non-revolving Facility shall be cancelled and ceased to be operated after the guarantee period as stated in the relevant guarantee (covering either the Revolving Facilities or the Non-revolving Facility) issued by HKMCI pursuant to the Scheme (the "Guarantee"). All outstandings under the relevant Facilities shall be fully repaid on or before the last day of the relevant guarantee period.

中國銀行(香港)有限公司
放款處
香港西九龍海輝道11號
奧海城中銀中心12樓
網址：www.bochk.com

Bank of China (Hong Kong) Limited
Loans Division
12/F, Bank of China Centre, Olympian City,
11 Hoi Fai Road, West Kowloon, Hong Kong.
Website : www.bochk.com

Ref: L/CCA/308/22/102036-00/F/8828677

2. Conditions Precedent / Collateral Security(ies)

Subject to the compliance with all the requirements specified in the Notification by the Borrower, the receipt of all the following condition precedent documents in form and substance satisfactory to the Bank and in the absence of any Event of Default or prospective Event of Default, the Facility(ies) shall be made available for drawdown or utilization by the Borrower:-

2.1 A duly signed copy of this Facility Letter indicating the Borrower's and the security providers' acceptance of the Facility(ies) on the terms and conditions set out in this Facility Letter;

2.2 Direct Debit Authorization duly executed by the relevant account holder(s) for Term Loan;

2.3 Continuing personal guarantee(s) executed/to be executed by the following guarantor(s) in the Bank's favour to cover the Facilities to be granted by the Bank to the Borrower, provided that the total liability of each guarantor under the guarantee shall not be less than the guaranteed amount stated below, together with interest and any other money set out in the guarantee:-

Name of the Guarantor	Guaranteed Amount
CHAN SUI HEI	Unlimited Extent

2.4 Copy, certified by a director, of each of the following documents of the Borrower:
- Certificate of Incorporation.
- Memorandum and Articles of Association or other constitutional documents (if any).
- List of directors with their specimen signatures.
- Current Business Registration Certificate (if any)

2.5 If any of the Borrower / the guarantor(s) / security provider(s) is a limited company, the relevant shareholder and board resolutions for the execution of the facility/security documents to which it is a party and certified copies of the constitutional documents of that company;

2.6 The Application for Non-revolving Facility prescribed by HKMCI for the Guarantee ("the Application") duly completed and signed by the Borrower and the Guarantor(s), and submitted to the Bank for on-forwarding to HKMCI.

2.7 The *Acceptance of Conditions* for the Issue of a Guarantee (which is the form prescribed by HKMCI from time to time containing conditions for the issue of a Guarantee for acceptance by the Borrower before the issuance of a Guarantee, the "Acceptance Form") duly completed and signed by the Borrower and submitted to the Bank for on-forwarding to HKMCI.

2.8 The Notification(s) duly issued by HKMCI specifying its decision to grant an approval-in-principle for the issuance of a Guarantee for Non-revolving Facility for an amount up to **HKD5,000,000.00**.

2.9 The Borrower has submitted to the Bank the Borrower's audited account(s) of its latest financial year which has been duly certified by the auditor of the Borrower (if the Borrower is a company within the meaning of the Companies Ordinance (Cap. 622) or the financial statements of its latest financial year including a certified balance sheet and profit and loss account, as the case may be, to the Bank for assessment.

2.10 HKMCI has issued the Guarantee(s) for the Non-revolving Facility for a guarantee limit not exceeding **HKD4,500,000.00** in favour of the Bank in accordance with the Scheme, and the fulfillment and compliance in full of all special conditions specified in the Guarantee. For the avoidance of doubt but without prejudice to the other provisions of this paragraph, the Bank may withhold the granting of the Facility at any time should any of the conditions precedent or criteria set out in the Guarantee issued by HKMCI have not been duly complied with or fulfilled to the satisfaction of HKMCI (including without limitation the payment of the Guarantee Fee).

中國銀行(香港)有限公司
放款處
香港西九龍海輝道11號
奧海城中銀中心12樓
網址：www.bochk.com

Bank of China (Hong Kong) Limited
Loans Division
12/F., Bank of China Centre, Olympian City,
11 Hoi Fai Road, West Kowloon, Hong Kong.
Website : www.bochk.com

Ref: L/CCA/308/22/102036-00/F/8828677

2.11 A sum from the Borrower equal to the amount of the single upfront Guarantee Fee payable to HKMCI by the Bank.

2.12 Such other documents as the Bank and/or HKMCI may request including but not limited to all the necessary application documents and the relevant supporting documents including any documents reasonably required by the HKMCI in a *Request for Further Information* prescribed by HKMCI and/or those as may be required to evidence any and all licences, authorizations, consents or approvals necessary for the performance by the Borrower or the security provider(s) of their respective obligations under this Facility Letter and the security documents.

3. Other Conditions:

3.1 The Borrower [redacted]

Ref: L/CCA/308/22/102036-00/F/8828677

- The Borrower undertakes to submit to the Bank the books, records, accounts and any other information relating to the Borrower's business, whether in the paper, electronic or any other form or medium from time to time.

- The Borrower shall not do or permit to be done anything which would prejudice or jeopardize the rights of the Bank or HKMCI, or both, in respect of the Facilities;

- The Borrower shall not create, or permit to be created or subsist, any subsequent charges or encumbrances ranking in priority to or pari passu with any security that may be given to or held by the Bank for the Facilities.

- The Borrower and all the persons giving the security or guarantee to support/secure the obligation of the Borrower hereunder, hereby acknowledge that the rights of HKMCI, as guarantor under the Guarantee, shall at all time rank in priority to the rights and remedies of such security providers. Each of the Borrower and the security providers undertake that it shall not exercise in any manner or to any extent its rights or remedies against the Borrower or such person or in relation to any such security or guarantee, including but not limited to any right of subrogation or contribution which it has or may have in law or equity or under, pursuant to or in connection with the relevant security documents, or otherwise, unless and until the Bank and HKMCI has fully and unconditionally recovered all amounts paid by the HKMCI under the relevant Guarantee or unless and until the HKMCI otherwise consents in writing, and (2) shall not assert against the HKMCI any right of contribution or any analogous rights and remedies.

- The Borrower shall not during the Guarantee Period sell, sub-lease, charge, part with possession of or otherwise deal with (whether in whole or in part) any business installations and equipment and/or other assets referred to in the Application or Facility Letter as to be acquired with any of the proceeds of the relevant Facility without the prior written consent of the Bank and HKMCI, and, if the foregoing has not been complied with, the Borrower shall ensure that all the proceeds or sums realised or generated as a result shall be paid direct to the Bank for application in or towards payment and discharge of the outstanding under the Facilities.

- the Borrower is not carrying on the business of a Bank or otherwise providing funds available for borrowing in any way or an affiliate (as defined in the Application under SME Financing Guarantee Scheme of The HKMC Insurance Limited (the "Application") of the Bank;

- the Borrower is a company, sole proprietorship, partnership or unincorporated body of persons (where applicable) which has business operation in Hong Kong and has been registered and remains duly registered for carrying on a business in Hong Kong under the Business Registration Ordinance (Chapter 310 of the Laws of Hong Kong) and has been in operation for at least one year in Hong Kong as of the date of this application;

- the Borrower does not have any of its shares listed on The Stock Exchange of Hong Kong Limited (whether on its Main Board or the Growth Enterprise Market) or any similar exchanges in or outside Hong Kong;

- the Borrower hereby undertakes to inform the Bank if there is any material change of shareholding/equity interest which affects the Personal Guarantee(s) provided to the HKMCI and the Bank as declared under Part B of the Application;

- the Borrower's consent is hereby given for the HKMCI's access to (and make copies of) all books, records, accounts and any other information concerning the Borrower or the Borrower's business, whether in paper, electronic or any other form or medium, that is in the possession, custody or control of the Bank specified in Part C of the Application, if any, for the purpose of processing the application, monitoring the performance of the Facility prior to the expiry of the Guarantee conducting due diligence review, processing a request for payment under the Scheme and other related purposes;

中國銀行(香港)有限公司
放款處
香港西九龍海輝道11號
奧海城中銀中心12樓
網址：www.bochk.com

Bank of China (Hong Kong) Limited
Loans Division
12/F., Bank of China Centre, Olympian City,
11 Hoi Fai Road, West Kowloon, Hong Kong.
Website : www.bochk.com

Ref: L/CCA/308/22/102036-00/F/8828677

- the Borrower has not failed to repay a loan, interest or other payments, or any part thereof, in accordance with the relevant Facility and the indebtedness remains outstanding for (a) sixty-one (61) days or more after the relevant repayment date as evidenced by the latest report issued by any credit information provider(s) made available to the Bank and which is issued not earlier than thirty (30) days prior to the date of the Application; or (b) thirty-one (31) days or more after the relevant repayment date in respect of (i) any facility granted by the Bank and (ii) any facility granted by other financial institutions which the Bank is aware of (by whatever means) (collectively, the "Outstanding Default");

- the Borrower hereby undertakes to inform the HKMCI and the Bank if any of the information provided by the Borrower is no longer valid or accurate. The Borrower undertakes to repay in full all the outstanding amounts with respect to the Facilities under the Scheme, with interest, prior to the expiry of the Guarantee, within such time specified upon notification by the HKMCI or the Bank, if any information provided by the Borrower in connection with the Application, is no longer valid or accurate, or found to be false/no longer valid or accurate. The Borrower acknowledges that the HKMCI and the Bank reserve the right to take any actions, including legal actions, deemed appropriate against the Borrower for furnishing false information;

- without prejudice to any rights and remedies that the Bank or the HKMCI may have, the Borrower acknowledges that the HKMCI may forthwith request the Bank to suspend the Facility, and the Bank shall act accordingly, in the event that the HKMCI is in the opinion that the Borrower is:
  (a) in breach of any of the undertakings given herein;
  (b) in breach of any of the terms and conditions mentioned in the Acceptance of Conditions under the Scheme; or
  (c) no longer in compliance with, or has not complied with any terms and conditions set out in this Facility Letter(s); and

- each signatory to the Application and this Facility Letter for and on behalf of the Borrower hereby declares and confirms that such signatory has the requisite authority and is duly authorised (in the case of a Borrower which is a company) in accordance with the memorandum and articles of association and/or other corporate approvals of the Borrower or (in the case of a Borrower which is a partnership) by all partners of such partnership to execute the Application and this Facility Letter which shall be binding on the Borrower.

4.2 The Guarantor(s) and the security provider(s), who provide any security to support/secure the obligations of the Borrower hereunder, confirm that if they have provided guarantee(s) or other security to support/secure other facilities of the Borrower granted by the Bank, any amounts received thereform after a demand has been made hereunder may at the sole discretion of the Bank be applied to settle any outstanding hereunder or thereunder.

5. Cash rebate applicable to loan drawdown on or before 31 August 2023:

- After the loan has been drawdown by the Borrower and the Borrower has repaid the first 6 instalments by the relevant repayment date, the Bank will credit a cash rebate equivalent to the lower of (i) **100%** of the single upfront Guarantee Fee **and (ii) HKD100,000.00** to the Borrower's account maintained with the Bank as the Bank determines, **provided that** the Borrower shall repay to the Bank the said cash rebate if any one of the following events occurs within first 12 months from the date of cash rebate had been credited to the Borrower:

  (a) Partial or total prepayment is made;

  (b) Cancellation of the Facility.

- Notwithstanding any provision herein mentioned, the Bank reserves the absolute right to determine for crediting the cash rebates to the Borrower.

Currently, the Borrower represents that (i) the Borrower is not (or is not in any way related to) any of the directors, employees, controllers or minority shareholder controllers of Bank of China (Hong Kong) Limited ("BOCHK") or their relatives or BOCHK within the meaning of Rule 85 of Banking (Exposure Limits) RuleS (Cap 155S of the Laws of Hong Kong); (ii) the Borrower is not (or is not in any way related to) (a) the senior management and key staff of BOCHK or their

中國銀行(香港)有限公司
放款處
香港西九龍海輝道11號
奧海城中銀中心12樓
網址：www.bochk.com

Bank of China (Hong Kong) Limited
Loans Division
12/F, Bank of China Centre, Olympian City,
11 Hoi Fai Road, West Kowloon, Hong Kong.
Website : www.bochk.com

relatives, (b) subsidiaries, affiliates and other entities over which BOCHK is able to exert control or (c) the controllers, minority shareholder controllers, directors, senior management and key staff of the subsidiaries, affiliates and other entities mentioned in (b) above or their relatives within the meaning of Hong Kong Monetary Authority Supervisory Policy CR-G-9 and (iii) the Borrower is not a connected party to BOCHK and/or Bank of China Limited under the applicable rules of the Shanghai Stock Exchange, China Banking Regulatory Commission, Hong Kong Exchanges & Clearing Limited. If the Facility(ies) is/are guaranteed/secured or to be guaranteed/secured by any guarantee or security from any third party, the Borrower also represents that none of such third parties is so related or be such a party as mentioned above. The Borrower undertakes that if the Borrower or any such third party becomes so related or be such a party as mentioned above, the Borrower will promptly notify the Bank in writing.

You acknowledge the contents of the Sharing of Credit Data - Customer Consent Form in Appendix I hereto and expressly agree and consent to the terms set out therein.

Please signify the Borrower's receipt of the General Terms and the Borrower's understanding and acceptance of this offer by signing and returning to us the duplicate copy of this Facility Letter on or before **14 March 2022**, failing which this offer shall lapse unless otherwise agreed by the Bank.

Please be informed that in connection with your application for the Facilities referred to in this Facility Letter, the Bank have considered a credit report on each individual Guarantor and/or where applicable, sole proprietor and/or each partner and/or each individual Mortgagor (collectively, the "Individual Obligors") provided by TransUnion Limited in approving your application. Should any of the Individual Obligors wish to access or correct the credit report, please contact TransUnion Limited (at Suite 811, 8th Floor, Tower 5, The Gateway, 9 Canton Road, Tsim Sha Tsui, Kowloon, Hong Kong; Tel: (852) 2577 1816).

Ref: L/CCA/308/22/102036-00/F/8828677

Should you have any queries, please contact our Mr. NG YUK TIM at 35537909/51105275 at any time. We are here to serve you better.

Yours faithfully,
For and on behalf of
Bank of China (Hong Kong) Limited

Authorized Signature(s)

Encl.
- General Terms and Conditions for General Banking Facilities and Loan Facility(ies) 202203
- Written Resolutions of the Sole Director
- Deed of Guarantee and its Pre-advice
- Application
- Acceptance of Conditions
- Form of Drawdown Notice
- Direct Debit Authorization
- Data Policy Notice 202210

中國銀行(香港)有限公司
放款處
香港西九龍海輝道11號
奧海城中銀中心12樓
網址：www.bochk.com

Bank of China (Hong Kong) Limited
Loans Division
12/F, Bank of China Centre, Olympian City,
11 Hoi Fai Road, West Kowloon, Hong Kong.
Website : www.bochk.com

Ref: L/CCA/308/22/102036-00/F/8828677

Appendix I

To: **Bank of China (Hong Kong) Limited (the "Lender")**

Date: **17 December 2022**

Sharing of Credit Data - Customer Consent Form

Customer's Acknowledgement and Consent

(1) I/We hereby acknowledge and agree that, subject to paragraph (2), any information with respect to me/us which is provided by me/us at the Lender's request or collected in the course of dealings between me/us and the Lender may be disclosed to, or used and retained by any credit reference agency or similar service provider for the purpose of verifying such information or enabling them to provide such information to other institutions :

(a) in order that they may carry out credit and other status checks in respect of me/us in my/our capacity as applicant for, or guarantor of, credit facilities; and

(b) for the purposes of reasonable monitoring of any indebtedness while there is a current default by me/us as borrower or guarantor.

(2) I/We may by giving the Lender at least 90 days' notice in writing (which will take effect from the date of receipt by the Lender) revoke the consent contained in paragraph (1).

(3) If I/we give notice to revoke the consent given pursuant to paragraph (1) in accordance with paragraph (2):

(a) subject to paragraphs (3)(f) and (g) below, the Lender may continue to disclose information pursuant to paragraph (1) until the notice of revocation given pursuant to paragraph (2) expires;

(b) the Lender may notify all persons to whom the Lender is permitted to disclose information pursuant to paragraph (1) of the fact that a notice of revocation has been given pursuant to paragraph (2);

(c) the Lender may regard the notice of revocation served on the Lender as also applying to the consent I/we have previously given in respect of all other credit facilities granted to me/us;

(d) the Lender may terminate any facilities extended to me/us with effect from the date to be advised by the Lender;

(e) the credit reference agency or similar service provider may continue to retain information provided to it by the Lender in its internal archive for its internal use but not for provision of such information to other institutions when they seek credit reports;

(f) the Lender may continue to provide information relating to hire purchase and leasing transactions and loans to wholesalers and retailers to finance the acquisition of stock in trade to the credit reference agency or similar service provider notwithstanding revocation of the consent referred to in paragraph (2) above; and

(g) the credit reference agency or similar service provider may continue to provide information relating to hire

中國銀行(香港)有限公司
放款處
香港西九龍海輝道11號
奧海城中銀中心12樓
網址：www.bochk.com

Bank of China (Hong Kong) Limited
Loans Division
12/F., Bank of China Centre, Olympian City,
11 Hoi Fai Road, West Kowloon, Hong Kong.
Website : www.bochk.com

purchase and leasing transactions and loans to wholesalers and retailers to finance the acquisition of stock in trade and information which is a matter of public record notwithstanding the revocation of the consent referred to in paragraph (2) above.

(4) Subject to paragraphs (2) and (3), this consent shall remain in effect :

(a) as long as I/we maintain an account relationship with the Lender and for a period of five years thereafter; or

(b) if later, for the period of five years after the date of settlement following a payment default of more than sixty days.

(5) This Form supersedes any previous Customer Consent Form previously signed by me/us. The acknowledgement and agreement contained in this Form are in addition to and do not affect any agreement or consent contained in the Lender's account documentation and/or standard terms and conditions.

中國銀行(香港)有限公司
放款處
香港西九龍海輝道11號
奧海城中銀中心12樓
網址：www.bochk.com

Bank of China (Hong Kong) Limited
Loans Division
12/F, Bank of China Centre, Olympian City,
11 Hoi Fai Road, West Kowloon, Hong Kong.
Website : www.bochk.com

Ref: L/CCA/308/22/102036-00/F/8828677

Appendix II

Facility	Term Loan Facility
Purpose	To finance the Borrower for its working capital requirement.
Interest Rate	Interest shall be charged at **0.125% p.a. below HKD Prime**
Drawdown	Subject to the due fulfillment and observance of all conditions precedent contained in Clause 2 and other procedures from time to time required by the Bank, the Borrower may on any Business Day during the Availability Period make a drawing under the Facility by giving the Bank at least **Three** Business Days' written drawdown notice ("Drawdown Notice") prior to the relevant drawdown date, such Drawdown Notice should be duly signed by the authorized signatories of the Borrower. The Borrower is required to furnish to the Bank with the usage evidence(s) in form and substance satisfactory to the Bank within **six (6)** months after the date of drawdown.
Repayment	The outstanding principal of the Facility and interest accrued thereon shall be repaid by **thirty six (36)** equal **monthly** instalments of **HKD150,416.35** each, the first of which shall be due one (1) month from the date of drawdown (each a "Repayment Date"). If the rate of interest changes, the amount of the remaining instalments will be varied by the Bank accordingly and the Bank will notify the Borrower in writing of the effective date of such variation.
Prepayment	(a) The Borrower may prepay all or any part of the Facility on any Repayment Date in a minimum amount of **HKD50,000.00** and integral multiples of **HKD10,000.00,** together with all accrued interest, provided that at least **30** days' prior written notice shall have been given to the Bank. (b) Prepayments shall where applicable be applied to reduce repayment instalments in inverse order of maturity and shall not be reborrowed. (c) If total prepayment is made within the first year of the Facility (i.e. before the due date for payment of the **12th monthly** instalment), a charge of **2% on the original principal amount of the Facility** will be payable by the Borrower on the date of prepayment. (d) If total prepayment is made within the second year of the Facility (i.e. before the due date for payment of the **24th monthly** instalment), a charge of **1% on the original principal amount of the Facility** will be payable by the Borrower on the date of prepayment. (e) If partial prepayment is made within the first year of the Facility (i.e. before the due date for payment of the **12th monthly** instalment), a charge of **2% on the amount prepaid** will be payable by the Borrower on the date of prepayment. (f) If partial prepayment is made within the second year of the Facility (i.e. before the due date for payment of the **24th monthly** instalment), a charge of **1% on the amount prepaid** will be payable by the Borrower on the date of prepayment. (g) If prepayment (whether total or partial) is made without the Borrower having given at least 1 month's prior written notice to the Bank, a prepayment fee of 1 month's interest calculated at the then prevailing interest rate of the Facility on the amount prepaid will be charged on the date of prepayment.

中國銀行(香港)有限公司
放款處
香港西九龍海輝道11號
奧海城中銀中心12樓
網址：www.bochk.com

Bank of China (Hong Kong) Limited
Loans Division
12/F., Bank of China Centre, Olympian City,
11 Hoi Fai Road, West Kowloon, Hong Kong.
Website : www.bochk.com

Ref: L/CCA/308/22/102036-00/F/8828677

SME Financing Guarantee Scheme
Schedule

1. Representations

The representations and warranties set out in Clause 1.1 (Status) to Clause 1.15 (Compliance) of this Schedule are to be made by the Borrower as of the date of the relevant Facility Letter and the Borrower expressly acknowledges that the Bank enters into the Facility Letter in reliance on all those representations and warranties. In addition, the Borrower expressly acknowledges that each of the representations and warranties set out in Clause 1.1 (Status) to Clause 1.8 (Claims Pari Passu), Clause 1.10 (No Immunity) to Clause 1.15 (Compliance) shall be deemed to be repeated by the Borrower by reference to the facts and circumstances then existing on each date on which a Drawdown is made under the relevant Facility and on each date on which any amount is payable by the Borrower under the relevant Facility.

1.1 Status

The Borrower makes all those representations and warranties relating to its status as an eligible borrower that:

1.1.1 it has a business operation in Hong Kong and remains registered under the Business Registration Ordinance (Chapter 310 of the Laws of Hong Kong);

1.1.2 it is not and agrees that it shall not be carrying on the business of a Bank or otherwise providing funds available for borrowing in any way;

1.1.3 it is not and agrees that it shall not be an affiliate of the Bank;

1.1.4 it is not and agrees that it shall not be a company or corporation which has any of its shares listed on The Stock Exchange of Hong Kong Limited (whether on its Main Board or the Growth Enterprise Market) or any similar exchange in or outside Hong Kong; and

1.1.5 it has no Outstanding Default as at the date of submission of the relevant Application.

The Borrower's business must have been in operation for at least one year in Hong Kong as at the date of submission of the relevant Application.

1.2 Governing Law and Judgments

In any proceedings taken in its jurisdiction of incorporation or establishment in relation to the Facility Letter, the choice of Hong Kong law as the governing law of the Facility Letter and any judgment obtained in Hong Kong against it with respect to the Facility Letter will be recognised and enforced.

1.3 Binding Obligations

The obligations expressed to be assumed by it in the Facility Letter are legal and valid obligations binding on it and enforceable against it in accordance with the terms thereof.

中國銀行(香港)有限公司
放款處
香港西九龍海輝道11號
奧海城中銀中心12樓
網址：www.bochk.com

Bank of China (Hong Kong) Limited
Loans Division
12/F., Bank of China Centre, Olympian City,
11 Hoi Fai Road, West Kowloon, Hong Kong.
Website : www.bochk.com

Ref: L/CCA/308/22/102036-00/F/8828677

1.4 Execution of the Facility Letter

Its execution of the Facility Letter, its exercise of its rights and performance of its obligations thereunder and the transactions contemplated thereby do not and will not:

1.4.1 contravene any agreement, mortgage, bond or other instrument or treaty to which it is a party or which is binding upon it or any of its assets;

1.4.2 conflict with its memorandum and articles of association or any other constitutional documents; or

1.4.3 conflict with any applicable law or regulation.

It has the power to enter into the Facility Letter and all corporate and other action required to authorise the execution of the Facility Letter and the performance of its obligations thereunder has been duly taken. No limit on its powers will be exceeded as a result of the borrowing or other assumption of obligations, or any grant of security or giving of indemnities, contemplated by the Facility Letter.

1.5 No Material Proceedings

No litigation, arbitration, administrative proceedings or labour controversy before any court, tribunal, arbitrator or other relevant authority is current or, to the knowledge and belief of a senior officer of it, pending or threatened against it which would have a Material Adverse Effect, save for any such legal proceedings commenced by a third party which are frivolous or vexatious, have no reasonable cause of action or which are being contested in good faith by appropriate proceedings and against which adequate reserves are maintained.

1.6 No Material Adverse Change

Since the date of its most recent financial statements (or audited financial statements in the case where the Borrower is a limited company), there has been no material adverse change in the business or financial condition of it.

1.7 Validity and Admissibility in Evidence

All acts, conditions and things required to be done, fulfilled and performed and all authorisations (governmental or otherwise) required to be obtained in order (a) to enable it lawfully to enter into, exercise its rights and perform and comply with its obligations in the Facility Letter, (b) to ensure that its obligations in the Facility Letter are legal, valid, binding and enforceable and (c) to make the Facility Letter admissible in evidence in its jurisdiction of incorporation or establishment have been done, fulfilled, performed and obtained and in full force and effect.

1.8 Claims Pari Passu

Under the laws of its jurisdiction of incorporation or establishment in force at the date hereof, the claims of the Bank against it under the Facility Letter rank at least pari passu with claims of all its other unsecured and unsubordinated creditors save those whose claims are mandatory preferred by law applying to companies generally.

中國銀行(香港)有限公司
放款處
香港西九龍海輝道11號
奧海城中銀中心12樓
網址：www.bochk.com

Bank of China (Hong Kong) Limited
Loans Division
12/F., Bank of China Centre, Olympian City,
11 Hoi Fai Road, West Kowloon, Hong Kong.
Website : www.bochk.com

Ref: L/CCA/308/22/102036-00/F/8828677

1.9 No Filing or Stamp Taxes

Under the laws of its jurisdiction of incorporation or establishment in force at the date hereof, it is not necessary that the Facility Letter be filed, recorded or enrolled with any court or other authority in such jurisdiction or that any stamp, registration or similar tax be paid on or in relation to the Facility Letter or the transactions contemplated by the Facility Letter.

1.10 No Immunity

In any proceedings taken in the jurisdiction of incorporation or establishment of it in relation to the Facility Letter, it will not be entitled to claim for it or any of its assets immunity from suit, execution, attachment or other legal process.

1.11 No Winding-up

It has not taken any corporate action nor have any other steps been taken or legal proceedings (save for any such legal proceedings commenced by a third party which are (i) frivolous or vexatious or (ii) which are being contested in good faith by appropriate proceedings and against which adequate reserves are maintained and, in each case, are unconditionally discharged or dismissed within 180 (one hundred and eighty) days) been started or threatened against it for its winding-up, dissolution, administration or reorganisation (whether by voluntary arrangement, scheme of arrangement or otherwise) or for the appointment of a liquidator, receiver, administrator, administrative receiver, compulsory or interim manager, conservator, custodian, trustee or similar officer of it or of any or all of its assets or revenues.

1.12 Written Information

All material written information supplied by the Borrower is true, complete and accurate in all material respects as at the date it was given and is not misleading in any respect.

1.13 Solvency

It is able to pay its debts as they fall due and has not commenced negotiations with any one or more of its creditors with a view to the general readjustment or rescheduling of its indebtedness or made a general assignment for the benefit of or a composition with its creditors.

1.14 Taxes

It has filed or caused to be filed all tax returns which are required to be filed by it and has paid all taxes shown to be due and payable by it on such returns or any assessment received by it, save for taxes which are being contested in good faith by appropriate proceedings and in respect of which adequate reserves have been set aside by it.

1.15 Compliance

It is, to the knowledge and belief of a senior officer of it, in compliance with the requirements of all applicable laws, rules and regulations and orders of governmental or regulatory authorities save those which are not material to its business and the effect of such non-compliance is not significantly adverse to it.

Ref: L/CCA/308/22/102036-00/F/8828677

2. Covenants

2.1 Maintenance of Legal Validity

The Borrower shall promptly obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorisations, approvals, licences and consents required in or by the laws of its jurisdiction of incorporation or establishment to enable it to lawfully enter into and perform its obligations under the Facility Letter and to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation of the Facility Letter.

2.2 Notification of Events of Default

The Borrower shall promptly inform the Bank after it becomes aware of the occurrence of any default or event of default under the Facility Letter or of any event which might reasonably be expected to have a Material Adverse Effect.

2.3 Claims Pari Passu

Subject to Clause 2.13 below, the Borrower shall ensure that at all times the claims of the Bank against it under the Facility Letter rank and continue to rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors save those whose claims are mandatorily preferred by law applying to companies generally.

2.4 Taxes

The Borrower shall duly and punctually file all tax returns when due and pay and discharge all taxes prior to the date on which penalties are attached thereto except for such taxes which are being contested in good faith by appropriate proceedings and for which adequate reserves have been set aside and payment of which can be lawfully withheld.

2.5 Information

The Borrower shall promptly deliver to the Bank copies of all its audited and unaudited financial statements and such other reports and information relating to the Borrower as the Bank may reasonably request from time to time.

2.6 Maintenance of Records

The Borrower shall maintain all books of records and accounts with respect to itself and its business in good order.

2.7 Inspection

The Borrower shall, upon reasonable prior written notice from the Bank and during normal working hours, permit and arrange for the Bank or its other authorized representatives (including representatives of HKMCI) to inspect all financial records and books of accounts and discuss the Borrower's business affairs with its officers and advisors as the Bank may reasonably request.

中國銀行(香港)有限公司
放款處
香港西九龍海輝道11號
奧海城中銀中心12樓
網址：www.bochk.com

Bank of China (Hong Kong) Limited
Loans Division
12/F., Bank of China Centre, Olympian City,
11 Hoi Fai Road, West Kowloon, Hong Kong.
Website : www.bochk.com

2.8 Use of Proceeds

The Borrower shall apply the Facility solely:

2.8.1 for the acquisition of assets (such as industrial or commercial properties, machinery and equipment, but excluding residential properties) to facilitate its business operations or of general working capital for its business operations; or

2.8.2 for refinancing of Facilities or facilities that are guaranteed under the SFGS or the Special Loan Guarantee Scheme offered by the Hong Kong Government through the Trade and Industry Department

Except for paragraph 2.8.2 above, the proceeds from the Facility must not be used, directly or indirectly, wholly or partially, in paying, repaying, restructuring or repackaging all or any part of any loan, credit facility or payment obligation (including any loan referred to as a "classified loan" by the Hong Kong Monetary Authority from time to time) of the Borrower, its Subsidiaries or its Related Entities, and/or in financing and/or re-financing the acquisition of any business installation, machinery, equipment or other asset that was in the ownership, control or possession of the relevant Borrower, its Subsidiaries and/or its Related Entities (whether as owner or otherwise) on or at any time before the date on which an application for the Facility is received by the Bank.

2.9 Compliance

The Borrower shall comply in all respects with the requirements of all applicable laws, rules and regulations and orders of governmental or regulatory authorities if failure to comply with such requirements would (either individually or in aggregate) have a Material Adverse Effect (as defined in paragraph 3 below).

2.10 Insurance

The Borrower shall maintain insurances on and in relation to its business and assets, in each case, with reputable underwriters or insurance companies against such risks and to such extent as is usual for companies carrying on a business such as that carried on by the Borrower and is commercially available.

2.11 Business

The Borrower shall ensure that:

2.11.1 it has power to own its assets and carry on business as conducted from time to time;

2.11.2 it has good title (free from any restrictions or onerous covenants) to all of the assets required for carrying on its business; and

2.11.3 it has obtained or effected all authorisations, approvals, consents, exemptions, filings, licenses, notarisations, permits and registrations which are required in connection with its business, and that all such authorisations, approvals, consents, exemptions, filings, licenses, notarisations, permits and registrations are in full force and effect, except where the failure to obtain or effect the same or, as the case may be, the cessation of the force and effect of the same would not reasonably be expected to, have a Material Adverse Effect.

2.12 Obligations

Without prejudice to the performance of the Borrower's other obligations under the Facility Letter, the Borrower shall perform all its obligations under all of the material agreements or contracts to which it is a party.

2.13 Security and Further Assurance

If by the terms of the Facility Letter, security is to be given by the Borrower in favour of the Bank, the Borrower shall ensure that each security document confers valid security, of the type which such security document purports to create, in favour of the Bank, over each asset, right and benefit expressed to be subject to such security and ensure that the Bank enjoys the priority which such security is expressed to have. The Borrower shall promptly execute all documents and do all things that the Bank reasonably specifies for the purpose of enabling the Bank to exercise its rights under each security document or preserving the priority and effectiveness of such security. (For the avoidance of doubt, the Borrower confirms that all sums from time to time owing by it to the Bank under the Facility Letter are and shall be secured by all and any security created by it, before or at the date of the Facility Letter or at any time after that date, which is by its terms expressed (in any manner whatsoever) to secure all monies owing by the Borrower to the Bank, and the Borrower will not seek to claim or assert anything to the contrary.)

3. Definitions

In this Schedule, "Material Adverse Effect" means (a) a material adverse effect on the business, assets, operations or condition (financial or otherwise) of the Borrower; (b) a material impairment of the ability of the Borrower to perform any of its obligations under the Facility Letter; or (c) a material impairment of the rights of, or benefits available to, the Bank under the Facility Letter.

Ref: L/CCA/308/22/102036-00/F/8828677

After due and careful consideration of the contents of this letter and the General Terms (as defined above), I/we agree to (i) accept the Facilities and (ii) be bound by all the terms and conditions herein set out. If I/we have granted security in your favour, I/we confirm that each security document executed by me/us in respect of, among other things, our obligations to you is not (and will not be) discharged, prejudiced or affected in any way whatsoever and will remain in full force and effect at all times, notwithstanding any variations, amendments and/or supplements to the Facilities.

For and on behalf of
GLOBAL DEVELOPMENT ENGINEERING COMPANY LIMITED

____
Authorized signatory(ies)
Date :

After due and careful consideration of the contents of this letter and the General Terms (as defined above) and in consideration of you agreeing to continue to make available the Facilities to the Borrower as amended pursuant to this letter and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged):
(a) I/we consent to all the terms and conditions herein set out; and
(b) To the extent this letter in any way whatsoever varies, amends and/or supplements the facility letter(s) previously issued by you to the Borrower, I/we confirm that each guarantee and/or security document executed by me/us in respect of, among other things, the Borrower's obligations to you is not (and will not be) discharged, prejudiced or affected in any way whatsoever and will remain in full force and effect at all times, notwithstanding any such variations, amendments and/or supplements, and I/we acknowledge that I/we fully understand, confirm and agree to be bound by all the terms and conditions herein set out, and to continue to be liable for all debts and liabilities of the Borrower upon the terms and conditions of the guarantee and/or security document executed or to be executed by me/us.

____
Name : **CHAN SUI HEI**
Date :

Witness:

____
Name :

中國銀行(香港)有限公司
放款處
香港西九龍海輝道11號
奧海城中銀中心12樓
網址：www.bochk.com

Bank of China (Hong Kong) Limited
Loans Division
12/F, Bank of China Centre, Olympian City,
11 Hoi Fai Road, West Kowloon, Hong Kong.
Website : www.bochk.com